Second Quarter of Fiscal Year 2025 Financial Results & Business Update Exhibit 99.2

© 2025 FuelCell Energy 2 This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or our future financial performance that involve certain contingencies and uncertainties. The forward-looking statements include, without limitation, statements with respect to the anticipated financial results and statements regarding the plans and expectations regarding the continuing development, commercialization and financing of its current and future fuel cell technologies, the expected timing of completion of the ongoing projects, the expected timing of module replacements, the business plans and strategies, the implementation, effect, and potential impact of the restructuring plans, the plan to reduce operating costs, the plans and ability to achieve positive Adjusted EBITDA, the capabilities of the products, and the markets in which the Company expects to operate. Projected and estimated numbers contained herein are not forecasts and may not reflect actual results. These forward-looking statements are not guarantees of future performance, and all forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation: general risks associated with product development and manufacturing; general economic conditions; changes in interest rates, which may impact project financing; supply chain disruptions; changes in the utility regulatory environment; changes in the utility industry and the markets for distributed generation, distributed hydrogen, and fuel cell power plants configured for carbon capture or carbon separation; potential volatility of commodity prices that may adversely affect our projects; availability of government subsidies and economic incentives for alternative energy technologies; our ability to remain in compliance with U.S. federal and state and foreign government laws and regulations; our ability to maintain compliance with the listing rules of The Nasdaq Stock Market; rapid technological change; competition; the risk that our bid awards will not convert to contracts or that our contracts will not convert to revenue; market acceptance of our products; changes in accounting policies or practices adopted voluntarily or as required by accounting principles generally accepted in the United States; factors affecting our liquidity position and financial condition; government appropriations; the ability of the government and third parties to terminate their development contracts at any time; the ability of the government to exercise - rights with respect to certain of our patents; our ability to successfully market and sell our products internationally; our ability to develop additional commercially viable products; our ability to implement our strategy; our ability to reduce our levelized cost of energy and deliver on our cost reduction strategy generally; our ability to protect our intellectual property; litigation and other proceedings; the risk that commercialization of our new products will not occur when anticipated or, if it does, that we will not have adequate capacity to satisfy demand; our need for and the availability of additional financing; our ability to generate positive cash flow from operations; our ability to service our long-term debt; our ability to increase the output and longevity of our platforms and to meet the performance requirements of our contracts; our ability to expand our customer base and maintain relationships with our largest customers and strategic business allies; the risk that our restructuring plans and workforce reductions will not result in the intended benefits or savings; the risk that our restructuring plans and workforce reductions will result in unanticipated costs; the risk that our restructuring plans will yield unintended consequences to our remaining workforce and results of operations; our ability to reduce operating costs; and our ability to achieve positive Adjusted EBITDA, as well as other risks set forth in the filings with the Securities and Exchange Commission including the Annual Report on Form 10-K for the fiscal year ended October 31, 2024 and the Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2025. The forward-looking statements contained herein speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained herein to reflect any change in the expectations or any change in events, conditions or circumstances on which any such statement is based. The Company refers to non-GAAP financial measures in this presentation. The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis. Please refer to the earnings release and the appendix to this presentation for further disclosure and reconciliation of non-GAAP financial measures. (As used herein, the term refers to generally accepted accounting principles in the U.S.) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annual Report on Form 10-K for the fiscal year ended October 31, 2024, filed with the SEC on December 27, 2024, our Quarterly Report on Form 10-Q for the quarter ended April 30, 2025, filed with the SEC on June 6, 2025, and our earnings release for the second quarter of fiscal year 2025, filed as an exhibit to our Current Report on Form 8-K filed with the SEC on June 6, 2025. Safe Harbor Statement

2025 Global Restructuring Plan

Prioritizes proven carbonate platform with the goal of accelerating the timeline to expected profitability

Focus and Simplify Around Our Core Carbonate Platform

- Prioritize capital investment and cash use strictly on growth-driven initiatives
- **Streamline Torrington's supply chain; align production strictly with contracted demand**
- Pause broad Solid Oxide R&D; focus exclusively on electrolysis validation and demonstration

Commit to Strategic Discipline and Proven Technology

- Leverage our globally deployed carbonate platform with a 22-year market track record
- Preserve strategic flexibility in carbon capture and future innovations

Accelerate Path to Profitability

- Target positive Adjusted EBITDA upon reaching ~100MW production capacity at Torrington

FuelCell Energy

© 2025 FuelCell Energy

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FuelCell Energy Snapshot

FuelCell Energy is a clean technology and manufacturing company dedicated to improving energy efficiency, resilience and security with low-to-zero carbon solutions.

Who we are

A global leader in electrochemical technology [1,2]

208 U.S. patents and patents pending covering our fuel cell technology

491 Patents and patents pending in other jurisdictions covering our fuel cell technology

22 Years of proven utility-scale distributed power generation

16 Million MWh generated with patented technology

188 Modules in Commercial Operation [3]

3 Continents

FCEL Listing: NASDAQ

HQ Danbury, Connecticut



Two electrochemical platforms:
Carbonate
Power Generation | Heat Recovery
Carbon Capture and Recovery
Demo unit
Solid Oxide
Electrolysis
Carbon Recovery and Capture
Reliable on-site CO₂ supply, clean power and heat recovery
Applications
Food and beverage
- Carbonation
- Food processing
- Frozen food and preservation
Refrigeration
Chemical
Greenhouses
Geological sequestration
Low-to-Zero Carbon Electricity
Reliable on-site power and fuel flexible, scalable solutions, virtually free of NOx, SOx and particulate matter emissions
Applications
Data centers
Industrial
Grid support
Universities
Hospitals
Wastewater treatment plants
Hydrogen
Nuclear or renewable energy and water to create hydrogen via electrolysis
Applications
Green ammonia
Refineries
Synfuels (SAF, methanol, etc.)
Steel production
Industrial heat

[1] Patents held by FuelCell Energy, Inc., and our subsidiary Versa Power Systems, Inc.
[2] As of October 31, 2024.
[3] As of April 30, 2025; certain sites have multiple platforms. As an example, our 14 MW Derby, CT project site has five SureSource 3000 platforms containing a total of ten modules.

FuelCell Energy
© 2025 FuelCell Energy
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© 2025 FuelCell Energy 5 2314 Global power demand remains strong, driven by data centers, AI, cryptocurrency growth, the need for more resilient and reliable grids, and carbon recovery and capture, dynamics that transcend politics in the U.S. Dedicated Power Partners (DPP) formed for large -scale deployment of carbonate fuel cells for datacenter and C&I applications leveraging natural gas and coal mine methane Other partnerships driving commercial traction: • Exxon Rotterdam demonstration project for carbon capture • MMHE for co-development of large-scale electrolyzers • Idaho National Laboratory demonstration unit for solid oxide electrolysis (SOEC) Strong balance sheet and cost management, disciplined capital allocation and cost control: • Goal of achieving positive Adjusted EBITDA • Continuing adjustments to cost structure and discretionary spending to enhance cash runway • $240M in total cash and investments as of 4/30/25 Key Messages

© 2025 FuelCell Energy Powerhouse Business Strategy 6 Focus Scale Innovate Our Existing Platform to Support Growth Significant Market Opportunities • Streamline business operations • Optimize the core business • Drive commercial excellence, including building our sales pipeline For the Future • Continue product innovations, including carbon capture and carbon recovery • Deepen participation in the developing hydrogen ecosystem • Diversify our revenue streams by delivering products and services that support the global energy transition • Invest in commercialization • Extend process leadership • Strengthen our team • Expand geographically

Planning to meet the demand for reliable power

Dedicated Power Partners (DPP): An investment and development platform company formed by Diversified Energy, FuelCell Energy, and TESIAC. DPP provides turnkey solutions to meet the power needs of data centers and industrial end-users by delivering bridge-to-permanent prime power at scale.

Dedicated Power Partners

Long-term fuel supply	Proven fuel cell technology	Financing and development expertise

Collaborative Engagement and Project Development

DIVERSIFIED energy | FuelCell Energy | TESIAC ENERGY | TECHNOLOGY | CAPITAL

ADVANTAGES OF THE CARBONATE PLATFORM

- **Time To Power Advantage** - Modular ramp-up with initial generation in ≤ 9months, full buildout in 18-24.
- **Economic Development** - A focus on domestic supply with the goal of driving job creation and economic benefits.
- **Certainty of Supply and Cost** - Long-term security of fuel supply and transparency of fuel costs
- **Grid Replacement** - Grid replacement at cost parity or better with improved reliability.
- **Incentives** - Projects can qualify for federal, state and local incentives.
- **Sustainability** - The fuel cell's operation is virtually free of NOx, SOx, and PM emissions.

FuelCell Energy
© 2025 FuelCell Energy
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© 2025 FuelCell Energy • Our entire operating fleet today runs on hydrocarbons, either natural gas or biofuels leveraging abundant energy sources to deliver clean, distributed power • Driven by the renewed focus on distributed energy generation integration, security, grid resilience, and the increasing global demand for reliable low-carbon solutions, the resurgence of natural gas is a tailwind for our business Future-Ready Power Today 8 Working to capitalize on the strategic alignment between our carbonate platform and the energy landscape Jason Few President, Chief Executive Officer Power Industrial Transportation Buildings Wastewater Treatment Data Centers

© 2025 FuelCell Energy Natural gas is critical to our global energy future • We believe our carbonate platform unlocks the full potential of natural gas through non-combustion, electrochemical conversion, which is both cleaner and significantly more efficient than traditional combustion-based generation. • We believe our technology extracts more value from each molecule of natural gas, while reducing emissions and improving systems efficiency and reliability, than combustion-based generation. • Our non-combustion approach is the next evolution, and it is available today. Unlike traditional generation, our non-combustion technology delivers power with greater efficiency and lower emissions resulting in a more sustainable way to use hydrocarbons. 9 Runs on biogas Removes Contaminants Recycles Heat Reduces Flaring Riverside, CA Example of a Wastewater Treatment Application

© 2025 FuelCell Energy Financial Update 10

© 2025 FuelCell Energy Q2 Fiscal 2025 Financial Performance 11 (1) Reconciliation of Adjusted EBITDA to most directly comparable GAAP financial measure is included in the appendix (2) Historic per share information reflects the impact of the reverse stock split implemented on November 8, 2024 (3) The $240.0M balance is comprised of $116.1M of Unrestricted Cash and Cash Equivalents, $60.9M of Short-Term investments, and $63.1M of Restricted Cash and Cash Equivalents .. Total cash and short-term investment position (includes restricted cash and cash equivalents) $240.0M as of April 30, 2025 3 (Amounts in millions, except per share amounts) Q2 2025 Q2 2024 Total revenue $37.4 $22.4 Loss from Operations $(35.8) $(41.4) Net loss attributable to common stockholders $(38.8) $(32.9) Net loss per share attributable to common stockholders 2 $(1.79) $(2.18) Adjusted EBITDA 1 $(19.3) $(26.5)

© 2025 FuelCell Energy Q2 Fiscal 2025 Financial Performance and Backlog 12 Revenue Breakdown ($M) Q2 2025 Total Revenue: $37.4 million 34.9% 21.7% 32.4% 11.0% Product Service Generation Advanced Technologies $4.1 $8.1 $13.0 $12.1 $0.16 $0.15 $0.97 $0.85 $0.03 $0.05 $0.10 4/30/2025 4/30/2024 Service Generation Adv. Tech. Product $1.06 $1.26 Gross Loss and Operating Expenses ($M) $(9.4) $(7.1) $(26.4) $(34.3) Q2 2025 Q2 2024 Backlog ($B) Gross Loss Operating Expenses

© 2025 FuelCell Energy Cash and Liquidity 13 Our liquidity position has enabled us to execute on our strategic initiatives through investment in manufacturing and R&D • $240.0M in total cash (including restricted cash and equivalents) and short-term investments as of 4/30/2025 • Sale of ~1.6 million shares of common stock during the 2nd quarter resulted in gross proceeds of ~$8.1 million1 Focused on cash management including significant reductions in operating costs Short-term cash used to build out inventory in support of GGE order and to safe harbor the Investment Tax Credit for U.S. project opportunities • Deployment of modules to GGE expected to continue as follows: • Sixteen 1.4 MW modules ratably in the 2nd half of FY2025 • Sixteen 1.4 MW modules in FY2026 148.1 116.1 98.1 116.1 109.1 60.9 110.3 60.9 60.8 63.1 62.4 63.1 4/30/24 4/30/25 1/31/25 4/30/25 Cash and Equivalents & Short-Term Treasury Securities ($M) Restricted Short-term Investments in U.S. Treasury Securities Unrestricted $318.0 $240.0 $240.0 Year-over-Year Sequential Quarters $270.7 1. Net proceeds to the Company of approximately $7.7 million after deducting sales commissions and fees totaling approximately $0.4 million.

© 2025 FuelCell Energy Thank you 14

© 2025 FuelCell Energy Appendix 15

GAAP to Non-GAAP Reconciliation

The following table calculates EBITDA and Adjusted EBITDA and reconciles these figures to the GAAP financial statement measure Net loss

	Three Months Ended April 30,		Six Months Ended April 30,	
(Amounts in thousands)	2025	2024	2025	2024
Net loss	$ (37,749)	$ (37,656)	(70,135)	(82,055)
Depreciation and amortization (1)	10,890	9,552	20,836	18,151
Provision for income taxes	84	-	84	-
Other expense (income), net (2)	1,132	(2,590)	448	1,060
Interest income	(1,825)	(3,390)	(4,213)	(7,457)
Interest expense	2,548	2,275	5,155	4,613
EBITDA	$ (24,920)	$ (31,809)	$ (47,825)	$ (65,688)
Stock-based compensation expense	4,824	3,002	6,966	5,878
Unrealized loss (gain) on natural gas contract derivative assets (3)	780	2,318	(1,066)	4,177
Restructuring	6	-	1,542	-
Adjusted EBITDA	$ (19,310)	$ (26,489)	$ (40,383)	$ (55,633)

(1) Includes depreciation and amortization on our Generation portfolio of $8.7 million and $16.7 million for the three and six months ended April 30, 2025, respectively, and $7.2 million and $14.0 million for the three and six months ended April 30, 2024, respectively.

(2) Other expense (income), net includes gains and losses from transactions denominated in foreign currencies, interest rate swap income earned from investments and other items incurred periodically, which are not the result of the Company's normal business operations.

(3) The Company recorded a mark-to-market net loss (gain) of $0.8 million and $(1.1) million for the three and six months ended April 30, 2025, respectively, and a mark-to-market net loss of $2.3 million and $4.2 million for the three and six months ended April 30, 2024, respectively, related to natural gas purchase contracts as a result of net settling certain natural gas purchases under previous normal purchase normal sale contract designations, which resulted in a change to mark-to-market accounting. These gains and losses are classified as Generation cost of sales.

Financial results are presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Management also uses non-GAAP measures to analyze and make operating decisions on the business. Earnings before interest, taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA are non-GAAP measures of operations and operating performance by the Company.

These supplemental non-GAAP measures are provided to assist readers in assessing operating performance. Management believes EBITDA and Adjusted EBITDA are useful in assessing performance and highlighting trends on an overall basis. Management also believes these measures are used by companies in the fuel cell sector and by securities analysts and investors when comparing the results of the Company with those of other companies. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets. Adjusted EBITDA adjusts EBITDA for stock-based compensation, restructuring charges, non-cash (gain) loss on derivative instruments and other unusual items, which are considered either non-cash or non-recurring.

While management believes that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these measures. The measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation. The Company's non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP.

FuelCell Energy
© 2025 FuelCell Energy
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© 2025 FuelCell Energy 17 Completed a multi-year fleet upgrade • Replaced ~33 MW of modules over the past 3 years in our service business Lighter module replacement period continues with more frequent replacements planned for late 2020s Additional opportunities for LTSAs exist in Korea with current Korea Fuel Cell customers Note: Quarters shown are fiscal quarters for fiscal years ending January 31st * The planned replacement involved installing a used module from inventory Projects with LTSA Size of Plant (MW) Module Restack Quantity Est. Date of Next Module Restack City of Tulare 2.8 2 Q2-2026 United Illuminating - Seaside 2.8 2 Q1-2026 United Illuminating - Glastonbury 2.8 2 Q4-2027 E.ON - Friatec 1.4 1 Q1-2027 E.ON - Radisson 0.4 1 Q1-2028 Pepperidge Farm - 2 1.4 1 Q3-2028 KOSPO 2.5 2 Q3-2028 KOSPO 2.5 2 Q3-2029 United Illuminating - Woodbridge 2.2 2 Q1-2029 KOSPO 2.5 2 Q1-2030 KOSPO 10 4 Q2-2030 Trinity College 1.4 1 Q3-2030 KOSPO 2.5 2 Q3-2030 Noeul Green Energy 20 16 Q4-2030 Total under LTSA 53.8 40 Service Business Profile for Module Replacement

FuelCell Energy Owned U.S. Operating Portfolio Overview

On-Balance Sheet Generation Operating Portfolio as of April 30, 2025

Project Name	Power Off-Taker	Location	Rated Capacity[1] (MW)	Actual Commercial Operation Date [2]	PPA Term (Years)
Central CT State University ("CCSU")	CCSU (CT University)	New Britain, CT	1.4	Q2 '12	15
Riverside Regional Water Quality Control Plant	City of Riverside (CA Municipality)	Riverside, CA	1.4	Q4 '16	20
Pfizer, Inc.	Pfizer, Inc.	Groton, CT	5.6	Q4 '16	20
Santa Rita Jail	Alameda County, California	Dublin, CA	1.4	Q1 '17	20
Bridgeport Fuel Cell Project	Connecticut Light and Power (CT Utility)	Bridgeport, CT	14.9	Q1 '13	15
Tulare BioMAT	Southern California Edison (CA Utility)	Tulare, CA	2.8	Q1 '20	20
San Bernardino	San Bernardino Municipal Water Dept.	San Bernardino, CA	1.4	Q3 '21	20
LIPA Yaphank Project	PSEG/LIPA, LI NY (Utility)	Long Island, NY	7.4	Q1 '22	20
Groton Project	CMEEC (CT Electric Co-op)	Groton, CT	7.4	Q1 '23	20
Toyota	Southern California Edison, Toyota	Los Angeles, CA	2.3	Q1'24	20
Derby - CT RFP-2	Eversource/United Illuminating (CT Utilities)	Derby, CT	14.0	Q1'24	20
Derby (SCEF)	Eversource/United Illuminating (CT Utilities)	Derby, CT	2.8	Q1'24	20
Total MW Operating			62.8		

[1] Rated capacity is the platform's design rated output as of the date of initiation of commercial operations, except with respect to the Groton Project which did not achieve its design rated output of 7.4 MW until December 2023
[2] Quarters for Actual Commercial Operation Date refer to FuelCell Energy fiscal quarters

FuelCell Energy

© 2025 FuelCell Energy
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